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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios

Alger Capital Appreciation Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003

(Address of principal executive offices)   (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. Reports to Stockholders.

ALGER

# THE ALGER PORTFOLIOS

## Alger Capital Appreciation Portfolio

### SEMI-ANNUAL REPORT

JUNE 30, 2020 (UNAUDITED)

Table of Contents

ALGER CAPITAL APPRECIATION PORTFOLIO

Shareholders’ Letter	1

Fund Highlights	7

Portfolio Summary	9

Schedule of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	20

Additional Information	32

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolios’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio, the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary or an insurance company, contact your financial intermediary or insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio, the insurance company, or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary or an insurance company, contact your financial intermediary or an insurance company, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex, your insurance company, or your financial intermediary.

Shareholders’ Letter (Unaudited)	June 30, 2020

Dear Shareholders,

Reasons for Optimism Surface as Pandemic Drives Market Volatility

At Alger, we see plenty of reasons for optimism regarding equity investing and the well-being of society as governments seek to curtail the spread of the coronavirus (COVID-19), but we acknowledge that the pandemic will continue to create both personal and economic hardships for the foreseeable future. During the recent months of uncertainty and fear, we have strived to support our shareholders by drawing upon our 55 years of investing experience to seek companies that are best positioned to potentially generate durable earnings growth, and we have shared our insights on managing equities during challenging times to help our clients manage their apprehension.

In this letter, which discusses the six-month reporting period ended June 30, 2020, I provide additional perspectives on navigating markets during the pandemic and explain why I believe equities, while continuing to be volatile, may produce additional gains.

A Challenging Time

From the start of the reporting period until February 19 of this year, the S&P 500 Index climbed 5.08%. The spread of COVID-19 worldwide and fears of a potential recession and contraction of corporate earnings, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23 the index dropped 33.79%. As countries issued stay-at-home orders and shut down businesses to contain the pandemic, economic data weakened considerably, and in April the Congressional Budget Office predicted that second quarter U.S. gross domestic product would decline 12%, or the equivalent to a decline in the annual rate of 40%, while the unemployment rate climbed to 14.7%. Data during the reporting period eventually resulted in the National Bureau of Economic Research declaring in June that the 128-month period of economic expansion in the U.S.—the longest in the country’s history—had officially ended in February.

During the reporting period, the Federal Reserve (the “Fed”) responded aggressively to the pandemic by implementing two rate cuts that totaled 150 basis points, bringing the fed funds target rate to .0% - .25%. The Fed also unveiled a round of quantitative easing that dwarfs prior easing programs while U.S. legislators created programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals.

Reasons for Optimism

Hope that the stimulus plans could help mitigate the economic impact of the pandemic and progress with governments re-opening their economies caused equities to bounce back and, from March 24 until June 30, the S&P 500 Index recorded a 39.31% gain. Investor sentiment was also supported by anticipation that earnings growth will return next year, with analysts predicting S&P 500 profits to increase 12.7% during the first quarter of 2021, according to FactSet Research Systems. Additionally, consumers appeared to be increasing their spending after having tightened their purse strings during the earlier months of the pandemic, with retail and food services expenditures increasing 17.7% month over month in May. A moderation in the growth rate of new COVID-19 cases in the U.S. from mid-April to mid-June, which occurred despite certain states experiencing an acceleration of COVID-19 patients, was also positive for investor sentiment.

Despite the strong market rally later in the reporting period, the S&P 500 recorded a 3.08% loss for the six-month period. Broadly speaking, companies with strong balance sheets and innovative products that are experiencing growing demand as a result of the pandemic outperformed while “old economy” industries such as energy, manufacturing, brick and mortar retailers and certain travel companies including airlines, cruise ship operators and hotels performed worst.

Keeping Change in Perspective

At Alger, we believe history illustrates that companies with innovative products and services can dominate by disrupting their respective industries and capturing market share. We believe these types of companies can potentially reward investors by growing their earnings despite economic headwinds.

Consider the following examples:

•	The “Spanish Flu” pandemic and recession, which lasted from 1918 to 1919 and claimed 50 million lives. During this period, automobile ownership grew at a double-digit rate.

•	The Great Depression, which lasted from 1929 through 1939. In 1937 Du-Pont introduced neoprene, which is a synthetic rubber. By 1939, every automobile and airplane manufactured in the U.S. included products made with the material. Hewlett-Packard and Polaroid were also born during the Great Depression.

•	The “Asian Flu” pandemic and recession, which occurred in the late 1950s. During this event television ownership increased 12% in 1958 after the introduction of color TV.

•	The recession of the early 1990s. During this event, personal computer penetration grew.

•	The Global Financial Crisis and Great Recession of 2008. During this event, smartphone subscribers, digital advertising and online retail sales all increased.

Pandemic Hastens Change

Today, internet-connected devices, cloud computing, artificial intelligence, the Internet of Things, genetic sciences, medtech and healthcare advances, and other technologies are fostering innovation that is occurring at unprecedented levels. In many instances, the COVID-19 pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. During the early months of the pandemic, credit card data showed that overall consumer spending declined substantially as shopping malls closed, but consumers’ online shopping has seen near exponential acceleration while people have been under stay-at-home orders.1 The increased adoption of e-commerce by consumers is comparable to the total growth that would have occurred over the coming two years without the pandemic. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8% over the same period. This strong growth trend of course benefits large online retailers such as Amazon.com, Inc. but it is also helping smaller retailers who have had the foresight to adopt and even primarily build their businesses online, rather than in physical stores, often using ecommerce software platforms from companies such as Shopify, Square and Hubspot.

The structure and rhythm of the American workplace (and indeed the globally) may be forever changed as a result of the response to COVID-19. With offices shut down, many businesses have had to immediately expand remote working to the majority, if not all, of their employees. Many lessons will be learned from this mass shift to telecommuting. However, we believe that even after this healthcare crisis passes and offices re-open, there will be a shift in the perception and therefore the use of telecommuting. In particular, for many businesses and for many job roles, we believe both workers and employers are seeing efficiency gains while “working from home” and will adopt more flexible policies in the future to not only allow working from home but perhaps encourage it more broadly and frequently within their future workforce. The use of many of the new technologies that support online collaboration, videoconferencing, and business process management, even as workers are remote, is being tested now on an emergency and broad basis, and the technologies are proving themselves to be largely exceptional in their potential for changing how we work in the future. To support this massive shift, technology needs to not only provide collaborative workstations for employees, but also increased network capacity and security. Nearly every provider of internet bandwidth or data center computing power is reporting significant increases in demand. Additionally, security firms such as CrowdStrike that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage the dialogue. Software company Everbridge, for example, announced during the first quarter of this year that it had processed more than 13 million messages related to the pandemic.

We have long been investors in the healthcare sector, which we view as one of the most dynamic and innovative sectors in the U.S. and, indeed, the world. Today, we are seeing the valor of doctors and nurses in New York in particular, Alger’s home for more than 55 years, and across the U.S. and the globe. We believe this crisis will bring benefits to healthcare systems worldwide as lessons learned from this pandemic will result in new investment in public health, strengthening our hospitals’ and service providers’ capacity to respond rapidly and flexibly to future crises. It will also potentially accelerate investment in innovations in the research lab, from testing clinical treatments and processes to the delivery of healthcare services by our doctors and nurses on the frontline of patient care. Early growth trends like telemedicine have already proven critical in this crisis, and after it ends, we believe telemedicine will have become the new way of delivering healthcare to people in the U.S.– that is a technology trend whose adoption “curve” will have gone from birth to mainstream potentially faster than any we have seen before.

Going Forward

We believe market volatility will continue in the coming months due to declining earnings and heightened uncertainty, with many companies having withdrawn their guidance due to the difficulty of forecasting the duration of the pandemic and its final economic impact.

We are optimistic that an eventual recovery in earnings growth as well as low interest rates and a return to more normal conditions resulting from a potential COVID-19 vaccine or new treatments for COVID-19 could support equity markets. Unlike most recessions, the current economic slowdown is being driven by a public health crisis rather than structural issues, such as the toxic debt built upon a housing bubble that triggered the Global Financial Crisis. Regardless of the timing of an economic recovery and the course of the pandemic, we believe investors should take a long-term approach rather than try to time markets. We also think investors will be best served by using in-depth fundamental research to find companies that are gaining market share and producing durable earnings growth with innovative products and services and, more specifically, are able to benefit from the global economic dislocation occurring from the pandemic. Additionally, we believe innovative companies with strong balance sheets that can finance their own growth initiatives rather than rely on leverage may be best positioned to outperform. At Alger, we will continue to seek companies that are benefiting from change as we seek to help our valued clients meet their financial needs.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio generated a 13.54% return for the fiscal six-month period ended June 30, 2020, compared to the 9.81% return of its benchmark, the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Industrials. The Information Technology and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; NVIDIA Corp.; and PayPal Holdings, Inc. were among the top contributors to performance. Microsoft created the world’s leading desktop operating system. The company is transitioning its products to the cloud under the guidance of CEO Satya Nadella. Microsoft also owns LinkedIn, the Xbox brand and the video chat and voice call platform, Skype. Additionally, Microsoft is building artificial intelligence services and an enterprise cloud offering called Azure. The company has been generating very strong free cash flow that it is returning to shareholders as dividends and share repurchases. At the same time, investors are cheering the positive life cycle change as the company reports strong success in moving its products to the cloud and in growing its enterprise cloud service. Additionally, even though Microsoft’s subscription-based software offerings and cloud computing services are not entirely immune to economic slowdowns, they are proving resilient because they enhance customers’ growth initiatives and help them to diminish costs.

Detractors from Performance

The Materials and Utilities sectors were among the sectors that detracted from relative performance. Regarding individual positions, Raytheon Company; Aptiv PLC; Boston Scientific Corp.; Boeing Co.; and Western Digital Corp. were among the top detractors from performance. Raytheon is experiencing positive life cycle change resulting from its merger with United Technologies. Raytheon provides diversified products for some of the fastest-growing segments of the U.S. defense budget while United Technologies is a leader in commercial aerospace. The merger offers scale advantages that create revenue and cost synergies. Unfortunately, diminished air travel activity driven by COVID-19 has caused a deterioration in Raytheon’s growth outlook, which caused its stock to underperform.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

[1] Bank of America

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Capital Appreciation Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

Risk Disclosure

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

ALGER CAPITAL APPRECIATION PORTFOLIO

Fund Highlights Through June 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

— 10 years ended 6/30/2020

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2020. Figures for each of the Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

ALGER CAPITAL APPRECIATION PORTFOLIO

Fund Highlights Through June 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	1/25/1995
Class I-2 (Inception 1/25/95)	24.43%	14.69%	17.09%	13.75%
Class S (Inception 5/1/02)(i)	24.11%	14.39%	16.76%	13.47%
Russell 1000 Growth Index	23.28%	15.89%	17.23%	10.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)	Since inception returns are calculated from the Class I-2 shares inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†

June 30, 2020 (Unaudited)

Alger Capital
SECTORS/SECURITY TYPES	Appreciation Portfolio
Communication Services	12.2%
Consumer Discretionary	18.6
Consumer Staples	0.7
Financials	4.1
Healthcare	12.9
Industrials	4.1
Information Technology	40.7
Materials	2.3
Real Estate	1.3
Total Equity Securities	96.9
Short-Term Investments and Net Other Assets	3.1
100.0%

†	Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments June 30, 2020 (Unaudited)

COMMON STOCKS—95.4%	SHARES	VALUE
AEROSPACE & DEFENSE—0.7%
Raytheon Technologies Corp.	31,493	$1,940,599
TransDigm Group, Inc.	4,045	1,788,092
		3,728,691
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Lululemon Athletica, Inc.*	5,266	1,643,044
LVMH Moet Hennessy Louis Vuitton SE	2,680	1,183,155
		2,826,199
APPLICATION SOFTWARE—8.0%
Adobe, Inc.*	38,443	16,734,622
Autodesk, Inc.*	7,675	1,835,783
Cadence Design Systems, Inc.*	14,208	1,363,400
Intuit, Inc.	11,928	3,532,955
Palantir Technologies, Inc., Cl. A*,@,(a)	41,286	237,394
RingCentral, Inc., Cl. A*	8,995	2,563,665
salesforce.com, Inc.*	87,387	16,370,207
		42,638,026
AUTO PARTS & EQUIPMENT—0.1%
Aptiv PLC	6,674	520,038

AUTOMOBILE MANUFACTURERS—0.3%
Tesla, Inc.*	1,432	1,546,288

AUTOMOTIVE RETAIL—0.1%
Carvana Co., Cl. A*	2,354	282,951

BIOTECHNOLOGY—2.5%
BioMarin Pharmaceutical, Inc.*	26,685	3,291,328
Sarepta Therapeutics, Inc.*	11,865	1,902,434
Vertex Pharmaceuticals, Inc.*	27,866	8,089,778
		13,283,540
CASINOS & GAMING—0.6%
DraftKings, Inc., Cl. A*	45,803	1,523,408
Las Vegas Sands Corp.	39,295	1,789,494
		3,312,902
DATA PROCESSING & OUTSOURCED SERVICES—10.9%
Fidelity National Information Services, Inc.	116,695	15,647,633
Fiserv, Inc.*	48,145	4,699,915
PayPal Holdings, Inc.*	65,494	11,411,020
Visa, Inc., Cl. A	136,313	26,331,582
		58,090,150
DIVERSIFIED BANKS—0.4%
Bank of America Corp.	81,698	1,940,328

DIVERSIFIED SUPPORT SERVICES—0.7%
Cintas Corp.	14,184	3,778,050

ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
AMETEK, Inc.	14,663	1,310,432

ENVIRONMENTAL & FACILITIES SERVICES—0.3%
Waste Management, Inc.	13,042	1,381,278

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments June 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—95.4% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.4%
Intercontinental Exchange, Inc.	63,742	$5,838,767
S&P Global, Inc.	21,759	7,169,156
		13,007,923
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	38,045	2,079,540

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	20,764	2,035,910

HEALTHCARE EQUIPMENT—6.4%
Boston Scientific Corp.*	268,344	9,421,558
Danaher Corp.	122,171	21,603,497
DexCom, Inc.*	6,774	2,746,180
		33,771,235
HEALTHCARE SERVICES—1.0%
Cigna Corp.	17,742	3,329,286
Guardant Health, Inc.*	23,237	1,885,218
		5,214,504
HOME IMPROVEMENT RETAIL—2.2%
Lowe’s Cos., Inc.	85,216	11,514,386

HYPERMARKETS & SUPER CENTERS—0.0%
Walmart, Inc.	1,523	182,425

INDUSTRIAL GASES—0.6%
Air Products & Chemicals, Inc.	13,933	3,364,262

INTERACTIVE MEDIA & SERVICES—8.0%
Alphabet, Inc., Cl. C*	11,281	15,946,934
Baidu, Inc.#,*	3,017	361,708
Facebook, Inc., Cl. A*	101,335	23,010,138
Pinterest, Inc., Cl. A*	75,698	1,678,225
Tencent Holdings Ltd.	24,385	1,562,530
		42,559,535
INTERNET & DIRECT MARKETING RETAIL—14.2%
Alibaba Group Holding Ltd.#,*	95,800	20,664,060
Amazon.com, Inc.*	18,886	52,103,075
MercadoLibre, Inc.*	2,109	2,078,989
		74,846,124
INTERNET SERVICES & INFRASTRUCTURE—0.9%
Twilio, Inc., Cl. A*	11,420	2,505,776
VeriSign, Inc.*	9,848	2,036,862
		4,542,638
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	54,714	2,642,686

MANAGED HEALTHCARE—2.2%
UnitedHealth Group, Inc.	39,762	11,727,802

METAL & GLASS CONTAINERS—0.6%
Ball Corp.	49,639	3,449,414

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments June 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—95.4% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.2%
Live Nation Entertainment, Inc.*	16,264	$720,983
Netflix, Inc.*	12,767	5,809,496
		6,530,479
PHARMACEUTICALS—0.9%
GW Pharmaceuticals PLC#,*	15,307	1,878,475
Novartis AG#	32,343	2,824,838
		4,703,313
PROPERTY & CASUALTY INSURANCE—0.8%
The Progressive Corp.	54,618	4,375,448

RAILROADS—1.1%
Union Pacific Corp.	35,520	6,005,366

RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	4,224	3,001,870

RESTAURANTS—0.4%
Chipotle Mexican Grill, Inc., Cl. A*	1,938	2,039,474

SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	101,537	6,137,912
ASML Holding NV	5,239	1,928,109
		8,066,021
SEMICONDUCTORS—3.3%
NVIDIA Corp.	27,301	10,371,922
NXP Semiconductors NV	62,739	7,154,756
		17,526,678
SOFT DRINKS—0.3%
The Coca-Cola Co.	33,655	1,503,705

SPECIALTY CHEMICALS—1.0%
The Sherwin-Williams Co.	9,143	5,283,283

SYSTEMS SOFTWARE—9.3%
Crowdstrike Holdings, Inc., Cl. A*	7,162	718,277
Microsoft Corp.	222,632	45,307,838
Palo Alto Networks, Inc.*	9,150	2,101,481
ServiceNow, Inc.*	3,648	1,477,659
		49,605,255
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.5%
Apple, Inc.	92,497	33,742,905
Western Digital Corp.	13,958	616,246
		34,359,151
TRUCKING—0.5%
Uber Technologies, Inc.*	86,112	2,676,361

WIRELESS TELECOMMUNICATION SERVICES—2.9%
T-Mobile US, Inc.*	149,736	15,595,004

TOTAL COMMON STOCKS
(Cost $321,619,874)		506,848,665

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments June 30, 2020 (Unaudited) (Continued)

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	168,373	$968,145
Palantir Technologies, Inc., Cl. D*,@,(a)	21,936	126,132
		1,094,277
TOTAL PREFERRED STOCKS (Cost $1,256,679)		1,094,277

REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
SPECIALIZED—1.3%
Crown Castle International Corp.	18,806	3,147,184
SBA Communications Corp., Cl. A	12,477	3,717,148
		6,864,332
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,450,929)		6,864,332
Total Investments (Cost $328,327,482)	96.9%	$514,807,274
Unaffiliated Securities (Cost $328,327,482)		514,807,274
Other Assets in Excess of Liabilities	3.1%	16,663,389
NET ASSETS	100.0%	$531,470,663

#	American Depositary Receipts.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	6/30/2020
Palantir Technologies, Inc., Cl. A	10/7/14	$268,648	0.05%	$237,394	0.05%
Palantir Technologies, Inc., Cl. B	10/7/14	1,111,840	0.22%	968,145	0.18%
Palantir Technologies, Inc., Cl. D	10/14/14	144,839	0.03%	126,132	0.02%
Total				$1,331,671	0.25%

See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO

Statement of Assets and Liabilities June 30, 2020 (Unaudited)

	Alger Capital
	Appreciation Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$514,807,274
Cash and cash equivalents	1,630,348
Receivable for investment securities sold	20,884,327
Receivable for shares of beneficial interest sold	57,082
Dividends and interest receivable	119,450
Prepaid expenses	19,805
Total Assets	537,518,286

LIABILITIES:
Payable for investment securities purchased	4,203,461
Payable for shares of beneficial interest redeemed	1,342,124
Accrued investment advisory fees	369,841
Accrued transfer agent fees	7,775
Accrued distribution fees	11,146
Accrued administrative fees	12,556
Accrued shareholder administrative fees	4,566
Accrued other expenses	96,154
Total Liabilities	6,047,623
NET ASSETS	$531,470,663

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	299,481,368
Distributable earnings	231,989,295
NET ASSETS	$531,470,663
* Identified cost	$328,327,482	(a)

See Notes to Financial Statements.

(a) At June 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $334,194,317, amounted to $180,612,957, which consisted of aggregate gross unrealized appreciation of $188,470,219 and aggregate gross unrealized depreciation of $7,857,262.

ALGER CAPITAL APPRECIATION PORTFOLIO

Statement of Assets and Liabilities June 30, 2020 (Unaudited) (Continued)

Alger Capital
Appreciation Portfolio

NET ASSETS BY CLASS:
Class I-2	$479,559,145
Class S	$51,911,518

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	5,220,048
Class S	603,682

NET ASSET VALUE PER SHARE:
Class I-2	$91.87
Class S	$85.99

See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Alger Capital
Appreciation Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$1,894,406
Interest	5,574
Total Income	1,899,980

EXPENSES:
Investment advisory fees — Note 3(a)	1,964,345
Distribution fees — Note 3(c)
Class S	59,737
Shareholder administrative fees — Note 3(f)	24,251
Administration fees — Note 3(b)	66,691
Custodian fees	45,217
Interest expenses	1,947
Transfer agent fees — Note 3(f)	13,381
Printing fees	35,794
Professional fees	42,621
Registration fees	15,631
Trustee fees — Note 3(g)	8,666
Fund accounting fees	36,772
Other expenses	13,482
Total Expenses	2,328,535
NET INVESTMENT LOSS	(428,555)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	40,588,223
Net realized (loss) on foreign currency transactions	(8,564)
Net change in unrealized appreciation on unaffiliated investments	22,466,052
Net change in unrealized (depreciation) on foreign currency	(34)
Net realized and unrealized gain on investments and foreign currency	63,045,677
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,617,122
* Foreign withholding taxes	$26,090

See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Portfolio
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019

Net investment loss	$(428,555)	$(181,137)
Net realized gain on investments and foreign currency	40,579,659	52,278,788
Net change in unrealized appreciation on investments and foreign currency	22,466,018	90,099,975
Net increase in net assets resulting from operations	62,617,122	142,197,626

Dividends and distributions to shareholders:
Class I-2	—	(50,466,137)
Class S	—	(5,738,559)
Total dividends and distributions to shareholders	—	(56,204,696)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(38,829,715)	(29,466,461)
Class S	(3,668,725)	239,334
Net decrease from shares of beneficial interest transactions — Note 6	(42,498,440)	(29,227,127)
Total increase	20,118,682	56,765,803

Net Assets:
Beginning of period	511,351,981	454,586,178
END OF PERIOD	$531,470,663	$511,351,981

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Portfolio	6/30/2020(i)	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$80.93	$68.07	$82.64	$67.11	$67.42	$71.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.01)	0.03	0.11	0.22	0.13
Net realized and unrealized gain on investments	11.00	22.74	0.10	20.76	0.13	4.37
Total from investment operations	10.94	22.73	0.13	20.87	0.35	4.50
Dividends from net investment income	—	—	(0.08)	(0.13)	(0.13)	(0.06)
Distributions from net realized gains	—	(9.87)	(14.62)	(5.21)	(0.53)	(8.37)
Net asset value, end of period	$91.87	$80.93	$68.07	$82.64	$67.11	$67.42
Total return	13.54%	33.58%	(0.10)%	31.08%	0.50%	6.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$479,559	$461,686	$412,728	$468,883	$477,771	$559,298
Ratio of net expenses to average net assets	0.93%	0.94%	0.95%	0.94%	0.94%	0.93%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.01)%	0.03%	0.13%	0.33%	0.18%
Portfolio turnover rate	51.15%	74.35%	67.68%	61.90%	89.78%	142.01%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class S
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Portfolio	6/30/2020(i)	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$75.85	$64.44	$79.13	$64.50	$64.87	$69.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.15)	(0.21)	(0.19)	(0.09)	0.04	(0.06)
Net realized and unrealized gain on investments	10.29	21.49	0.12	19.93	0.12	4.22
Total from investment operations	10.14	21.28	(0.07)	19.84	0.16	4.16
Distributions from net realized gains	—	(9.87)	(14.62)	(5.21)	(0.53)	(8.37)
Net asset value, end of period	$85.99	$75.85	$64.44	$79.13	$64.50	$64.87
Total return	13.39%	33.24%	(0.37)%	30.74%	0.22%	5.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,912	$49,666	$41,858	$50,097	$39,570	$39,681
Ratio of net expenses to average net assets	1.18%	1.21%	1.21%	1.21%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	(0.40)%	(0.28)%	(0.23)%	(0.13)%	0.06%	(0.09)%
Portfolio turnover rate	51.15%	74.35%	67.68%	61.90%	89.78%	142.01%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Capital Appreciation Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Portfolio. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2020.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(k) Recent Accounting Pronouncements: In August 2018, FASB issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has complied with ASU 2018-13 for the period ended June 30, 2020, resulting in (1) new disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and (2) the elimination of the disclosure of (a) the reasons for and amounts of transfers between Level 1 and Level 2, and (b) the Portfolio’s valuation processes for Level 3 securities.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2020, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Portfolio(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.81%

(a)	Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion to $3 billion, Tier 3 rate is paid on assets in between $3 billion to $4 billion, Tier 4 rate is paid on assets between $4 billion to $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Brokerage Commissions: During the six months ended June 30, 2020, the Portfolio paid Alger LLC $31,216 in connection with securities transactions.

(e) Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2020.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the six months ended June 30, 2020, the Portfolio incurred interfund loan interest expenses of $1,808, which is included in interest expenses in the accompanying Statement of Operations.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Portfolio’s transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. There were no interfund trades during the six months ended June 30, 2020.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2020, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$247,729,689	$307,040,872

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(e). For the six months ended June 30, 2020, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Portfolio	$183,509	2.14%

The highest amount borrowed from the Custodian and other funds during the six months ended June 30, 2020 by the Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$10,669,000

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the six months ended June 30, 2020 and the year ended December 31, 2019, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	JUNE 30, 2020		DECEMBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	481,771	$39,541,415	697,600	$56,481,504
Dividends reinvested	—	—	624,447	49,862,116
Shares redeemed	(966,192)	(78,371,130)	(1,680,589)	(135,810,081)
Net decrease	(484,421)	$(38,829,715)	(358,542)	$(29,466,461)
Class S:
Shares sold	40,258	$3,123,390	26,738	$2,070,796
Dividends reinvested	—	—	76,678	5,738,559
Shares redeemed	(91,369)	(6,792,115)	(98,224)	(7,570,021)
Net increase (decrease)	(51,111)	$(3,668,725)	5,192	$239,334

NOTE 7 — Income Tax Information:

At December 31, 2019, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2019.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2020, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$64,685,018	$63,122,488	$1,562,530	$—
Consumer Discretionary	98,924,272	97,741,117	1,183,155	—
Consumer Staples	3,765,670	3,765,670	—	—
Financials	21,966,385	21,966,385	—	—
Healthcare	68,700,394	68,700,394	—	—
Industrials	21,882,048	21,882,048	—	—
Information Technology	214,827,919	214,590,525	—	237,394
Materials	12,096,959	12,096,959	—	—
TOTAL COMMON STOCKS	$506,848,665	$503,865,586	$2,745,685	$237,394
PREFERRED STOCKS
Information Technology	1,094,277	—	—	1,094,277
REAL ESTATE INVESTMENT TRUST
Real Estate	6,864,332	6,864,332	—	—
TOTAL INVESTMENTS IN SECURITIES	$514,807,274	$510,729,918	$2,745,685	$1,331,671

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Common Stocks
Opening balance at January 1, 2020	$237,394
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2020	237,394
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2020*	$—

Alger Capital Appreciation Portfolio	Preferred Stocks
Opening balance at January 1, 2020	$1,094,277
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at June 30, 2020	1,094,277
Net change in unrealized appreciation (depreciation) attributable to investments still held at June 30, 2020*	$—

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of June 30, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	June 30, 2020	Methodology	Input	Input/ Range	Average
Alger Capital Appreciation Portfolio
Common Stocks	$237,394	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	1,094,277	Market Approach	Transaction Price	N/A	N/A

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of June 30, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$1,630,348	$—	$1,630,348	$—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments held by the Portfolio throughout the period or as of June 30, 2020.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Risk Disclosures:

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to June 30, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2020 and ending June 30, 2020 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Six Months Ended June 30, 2020(a)	Annualized Expense Ratio For the Six Months Ended June 30, 2020(b)
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,135.40	$4.99	0.93%
	Hypothetical(c)	1,000.00	1,020.19	4.72	0.93
Class S	Actual	1,000.00	1,133.90	6.26	1.18
	Hypothetical(c)	1,000.00	1,019.00	5.92	1.18

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?	We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Capital Appreciation Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

CapAppSAR

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. Audit Committee of Listed Registrants.

Not applicable.

ITEM 6. Investments.

Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

Alger Capital Appreciation Portfolio

By:	/s/ Hal Liebes
Hal Liebes
President

Date:	August 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
President

Date:	August 24, 2020

By:	/s/ Michael D. Martins
Michael D. Martins
Treasurer

Date:	August 24, 2020